EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cambridge Capital Acquisition Corporation (the “Company”) on Form 10-Q, for the period ended September 30, 2015, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in this Report.

Date: November 13, 2015	/s/ Benjamin Gordon
Name: Benjamin Gordon
Title: Chief Executive Officer, Secretary, Treasurer, and Director

Date: November 13, 2015	/s/ Mitchell Gordon
Name: Mitchell Gordon
Title: President, Chief Financial Officer and Director